UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 31, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-5)

                      Lehman XS Trust 2006-5

(Exact Name of Issuing Entity)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

                Lehman Brothers Holdings Inc.

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-5, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued approximately $1,037,120,000 in aggregate principal amount of Class 1-A1A, Class 1-A1B, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4A, Class 2-A4B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-5 on March 31, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated March 29, 2006 (the “Prospectus Supplement”) to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Offered Certificates (as defined herein) and the Other Certificates (as defined herein) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Structured Asset Securities Corporation, as depositor,  Citibank, N.A., as Trustee and Aurora Loan Services LLC, as master servicer.  The “Offered Certificates” consist of the following classes: Class 1-A1A, Class 1-A1B, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4A, Class 2-A4B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10.  The Offered Certificates and the “Other Certificates” (consisting of the Class X, Class P, Class LT-R and Class R Certificates), evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which will primarily consist of two pools consisting of conventional, first lien, adjustable and fixed rate, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,039,728,072 as of March 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On March 31, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class C	N/A
Class P	$100
Class X	N/A
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of March 1, 2006, among Aurora Loan  Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3

Interest Rate Swap Agreement, dated as of March 31, 2006 (including schedules, trade confirms and ISDA Master Agreement, each between ABN AMRO Bank N.V. and Lehman XS Trust, Series 2006-5.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/   Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated:  March 31, 2006

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Trust Agreement dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of March 1, 2006, among Aurora Loan  Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3

Interest Rate Swap Agreement, dated as of February 28, 2006 (including schedules, trade confirms and ISDA Master Agreement, each between ABN AMRO Bank N.V. and Lehman XS Trust, Series 2006-5.